U. S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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United Bancorporation of Alabama, Inc.

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United Bancorporation of Alabama, Inc. [Board of Directors]

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UNITED BANCORPORATION OF ALABAMA, INC.

200 East Nashville Avenue

Atmore, Alabama

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 2, 2007

NOTICE IS HEREBY GIVEN, that pursuant to call of its Board of Directors, the Annual Meeting of Stockholders (the “Meeting”) of United Bancorporation of Alabama, Inc. (the “Corporation”), Atmore, Alabama, will be held at the corporate offices of United Bank, 200 East Nashville Avenue, Atmore, Alabama, on Wednesday, May 2, 2007, at 3:00 p.m., local time, for the purpose of considering and voting upon the following matters:

1.

Election of two persons as directors, each of whom is nominated to serve until the 2010 Annual Meeting of Stockholders and until his successor is elected and qualified.

2.

Approval of the United Bancorporation of Alabama, Inc. 2007 Equity Incentive Plan.

3.

Transaction of such business as may come properly before the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting, and we hope you will attend.

WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

Stockholders of record on March 30, 2007 are entitled to receive notice of and to vote at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William J. Justice

William J. Justice

Chairman of the Board

Atmore, Alabama

April 6, 2007

UNITED BANCORPORATION OF ALABAMA, INC.

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be held on

May 2, 2007

INTRODUCTION

This Proxy Statement is furnished to the stockholders of United Bancorporation of Alabama, Inc. (the “Corporation”) in connection with the solicitation of proxies by the Corporation’s Board of Directors for use at the Annual Meeting of Stockholders of the Corporation to be held on May 2, 2007, at 3:00 p.m., local time, and at any adjournments thereof (the “Meeting”).

The matters to be considered at the Meeting include: (1) the election of two directors, each of whom is nominated to serve until the 2010 Annual Meeting of Stockholders, each to serve until his successor is elected and qualified; (2) the approval of the United Bancorporation of Alabama, Inc. 2007 Equity Incentive Plan; and (3) the transaction of such other business as may come properly before the Meeting.

The Corporation’s executive offices are located at 200 East Nashville Avenue, Atmore, Alabama 36502. This Proxy Statement is dated April 6, 2007 and, together with a copy of the Corporation’s 2006 Annual Report, is being mailed to stockholders of the Corporation on or about April 9, 2007.

VOTING SECURITIES

As of March 30, 2007, the Corporation’s only outstanding voting security was its Class A Stock, of which 2,375,471 shares (excluding treasury shares) were issued, outstanding, and entitled to vote. Those shares were held by approximately 775 stockholders of record.  Stockholders of record on March 30, 2007 are entitled to receive notice of and to vote at the Meeting.

Notwithstanding that date, the Corporation’s stock transfer books will not be closed, and stock may be transferred after the record date, although only stockholders of record as of the record date may vote at the Meeting.

The directors, nominees for election as directors, and executive officers of the Corporation as a group number ten persons and, as of March 30, 2007, beneficially owned 315,804 shares of Class A Stock, 13.29% of the total shares of such stock outstanding. See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

VOTES REQUIRED

The representation in person or by proxy of at least a majority of the outstanding Class A Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power with respect to the proposal and has not received instructions from the beneficial owner.

The election of directors requires an affirmative vote of a plurality of the shares present in person or represented by proxy at the Meeting. The nominees receiving the highest number of affirmative votes of such shares will be elected as directors. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote for directors.  Approval of Proposal 2, as well as any other matters that may be considered and acted upon by the stockholders at the Meeting, requires the affirmative vote of at least a majority of the shares entitled to vote and represented at the Meeting either in person or by proxy.  Abstentions would be treated as votes cast with respect to any such matter and therefore will have the same effect as a vote against such matter.  Broker non-votes will not be counted as votes cast with respect to such matters and therefore would have no effect on the outcome of the votes.

PROXIES

If the enclosed Proxy is executed and returned, it may be revoked at any time before it has been exercised; if it is not revoked, the shares represented thereby will be voted by the persons designated in such Proxy in accordance with the instructions therein. In the absence of instructions, the Proxy will be voted FOR election of each of the director nominees described in this Proxy Statement, FOR Proposal 2, and with discretionary authority on all other matters that may come properly before the Meeting.

ELECTION OF DIRECTORS

The following table sets forth the name of each nominee and each director of the Corporation continuing in office after the Meeting, a description of his or her position and offices, if any, with the Corporation and its subsidiaries, a brief description of his or her principal occupation during at least the last five years, and certain other information, including his or her age. Each such director and each nominee is a director of the Corporation’s wholly-owned subsidiary, United Bank (“United Bank” or the “Bank”).

Name and Age	Director Since	Date Term As Director Expires	Principal Occupation During Past Five Years

Michael R. Andreoli (45)	2004	May 2010*	Stockholder and Vice President, Robertson, Andreoli & Covington, P.C., certified public accountants; General Partner, Alcon Properties.

Dale M. Ash (47)	2002	May 2008	Partner, Controller of Pepsi-Cola Bottling Company of Atmore, Inc., South Alabama Vending Company, Inc., and Wetlands Restorations, LLC.

L. Walter Crim (61)	1997	May 2009	Owner, Central Farm Supply.

Robert R. Jones, III (55)	1992	May 2008	President of the Corporation since May, 1993; Chief Executive Office of the Corporation since May, 2006; President and Chief Executive Officer of United Bank since July, 1992.

William J. Justice (67)	1991	May 2009	Chairman of the Board of the Corporation; Vice Chairman of the Board of United Bank; Pharmacist, President and Chief Executive Officer, Greenlawn Pharmacy.

David D. Swift (56)	1995	May 2010*	Vice Chairman of the Board of the Corporation; Chairman of the Board of United Bank; Vice President, Swift Lumber, Inc; President & CEO, Swift Supply, Inc.; Partner, Palustris Products, Ltd

J. Wayne Trawick (58)	2006	May 2009	President, Trawick Builders, Inc.

* nominee for election for a term expiring at the 2010 Annual Meeting of Stockholders

The Bank is a wholly owned subsidiary of the Corporation. None of the other entities listed under the column “Principal Occupation During Past Five Years” above is affiliated with the Corporation.

Each director of the Corporation continuing in office after the Meeting attended at least 75% of the meetings of the Corporation’s Board of Directors and its committees held during 2006 while he or she served as a director. The Corporation’s Board of Directors held eleven meetings in 2006.

The Corporation does not have a standing nominating committee, and all director nominations are considered by the Board of Directors as a whole, with each director participating in consideration of director nominees. The Board of Directors has not adopted a nominating committee charter. Certain members of the Board are not “independent directors” as defined by NASD rules as described under “AUDIT COMMITTEE REPORT” below; as an employee of the Corporation’s subsidiary, United Bank, Mr. R. Jones is also not an “independent director.” The other members of the Board of Directors are “independent directors” as so defined.

The goal of the Board of Directors has been, and continues to be, to identify nominees for service on the Board of Directors who will bring a variety of perspectives and skills from their respective professional and business experiences, particularly in the communities served by the Bank. Experience as a director of the Bank is generally considered a strong positive factor in evaluating nominees. Depending upon the needs of the Board of Directors and the Corporation from time to time, certain of the factors described below may be weighed more or less heavily in evaluating potential nominees. There are no specific, minimum qualifications, qualities or skills that must be met by potential nominees.

The Board of Directors identifies nominees by first considering on an informal basis the current members of the Board of Directors. Current members of the Board of Directors are considered for re-nomination, with strong consideration generally given to the value of continuity of service by existing members of the Board of Directors. If a vacancy on the Board of Directors occurs due to a director’s decision not to stand for re-election or for any other reason, the Board of Directors will then determine if there is a need to fill the vacancy or reduce the number of directors serving on the Board of Directors, in accordance with the Corporation’s Bylaws and Certificate of Incorporation. If the Board of Directors determines a need to fill a vacancy, current members of the Board of Directors are polled for suggestions as to individuals meeting desired criteria, and research may also be performed to identify qualified individuals. To date, the Board of Directors has not formally engaged third parties to assist in identifying or evaluating potential nominees, although the Board of Directors may do so in the future.

Historically, the Corporation has not had a formal policy concerning stockholder recommendations for nominees, and the Board of Directors does not feel that such a formal policy is warranted at this time based on what it believes to be satisfactory experience to date in identifying director nominees without such a policy. However, a reasonable stockholder recommendation will be considered, in light of the particular needs of the Corporation and using the procedures set forth above if the Board is seeking to fill a vacancy.

Except in extraordinary circumstances, the Board of Directors does not anticipate increasing the number of directors to allow nomination by the Board of Directors of a stockholder-recommended nominee. Any such recommendation should be communicated to the Board of Directors as described below. Although it does not presently anticipate doing so, the Board of Directors may reconsider adoption of a formal policy for stockholder recommendations for director nominees at such time as it believes that the Corporation’s circumstances warrant such consideration.

The Corporation has not instituted to date a formal process by which stockholders may communicate directly with directors. However, informal processes exist by which communications sent to the Board of Directors or in care of an officer or other representative of the Corporation are forwarded to the President and Chief Executive Officer, who is also a director. The Board of Directors believes this process has adequately served the needs of the Board of Directors and the Corporation’s stockholders. Until some other procedure is disclosed to the Corporation’s stockholders, stockholders may direct communications intended for the Board of Directors to the Stockholder Relations Department, at the address set forth under “ANNUAL REPORT ON FORM 10-K” below. The envelope containing such communication must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication” or similar statement that clearly indicates the communication is intended for the Board of Directors. All such communications must clearly indicate that the author is a stockholder of the Corporation and state whether the intended recipients are all members of the Board of Directors or certain specified directors. Copies of such communications and will be circulated to the President and the appropriate director or directors.

The Corporation’s Board of Directors has established an Audit Committee. See “AUDIT COMMITTEE REPORT” below.  In addition, the Board of Directors of United Bank has established audit and compensation committees.

It is intended that, unless “Withhold Authority” is noted, proxies in the accompanying form will be voted at the Meeting for the election to the Board of Directors of Michael R. Andreoli and David D. Swift to serve until the 2010 Annual Meeting of Stockholders and until their respective successors are elected and qualified.  Both of the nominees are currently members of the Board of Directors.  If any nominee is not a candidate when the election occurs (which is not anticipated to be the case), it is intended that the proxies may be voted, unless authorization is withheld, for any substitute nominee or nominees recommended by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will be unable to serve as a director if elected.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS

A VOTE “FOR” ELECTION OF THE NOMINEES LISTED ABOVE.

___________________

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

As of March 30, 2007, there were no persons who owned of record or, to the knowledge of the Corporation, may be deemed to own beneficially, more than 5% of the outstanding shares of the Corporation’s Class A Stock.

The table below sets forth, as of March 30, 2007, the number of shares of Class A Stock beneficially owned by each director and nominee and by all executive officers and directors as a group.

Percentage
	Amount and Nature of	of Outstanding
Name	Beneficial Ownership	Class A Stock

Michael R. Andreoli	8,715(1)	*

Dale M. Ash	15,226(2)	*

L. Walter Crim	15,673(3)	*

H. Leon Esneul(4)	102,456(5)	4.31%

Robert R. Jones, III	97,174(6)	4.09%

William J. Justice	33,145(7)	1.40%

David D. Swift	37,702(8)	1.59%

J. Wayne Trawick	4,713(9)	*

All executive officers, directors	315,804(1)(2) (3)(5) (6)	13.29%
and nominees as a group (10 persons)	(7) (8)(9) (10)

_________________

*

less than 1%

(1)

Includes 3,499 shares owned jointly with his wife; 158 shares owned jointly with his children; 2,258 shares owned in his Individual Retirement Account; and 2,800 shares which may be acquired within 60 days upon exercise of options.

(2)

Includes 2,352 shares owned jointly with her children; and 2,000 shares which may be acquired within 60 days upon exercise of options.

(3)

Includes 4,984 shares owned jointly with his children.

(4)

Mr. Esneul retired from the Board of Directors at the 2006 annual meeting.

(5)

Includes 98,456 shares owned by The Doris Company Limited Partnership.

(6)

Includes 9,022 shares owned jointly with his wife; 299 shares owned jointly with his son; 3,551 shares owned by United Bank in his Individual Retirement Account; 2,403 shares owned by United Bank in an Individual Retirement Account for his wife; 299 shares owned jointly by his wife and his daughter; and 40,800 shares which may be acquired within 60 days upon exercise of options.

(7)

Includes 15,545 shares owned jointly with his wife; 5,987 shares owned by his wife, as to which shares Mr. Justice disclaims beneficial ownership; 889 shares owned by Mr. Justice for his granddaughters, as to which shares Mr. Justice disclaims beneficial ownership.

(8)

Includes 7,494 shares owned by his wife; 476 shares held by his wife as trustee, as to all of which shares Mr. Swift disclaims beneficial ownership.

(9)

Includes 989 shares owned by his wife, as to which Mr. Trawick disclaims beneficial ownership; and 1,600 shares which may be acquired within 60 days upon exercise of options.

(10)

Includes 1,000 shares owned by Mr. Allen O. Jones, Jr., Chief Financial Officer and Treasurer of the Corporation.

EXECUTIVE OFFICERS

The following table lists the executive officers of the Corporation and the respective positions held by them in the Corporation.  Each is a director of the Corporation, except for Allen O. Jones, Jr., and information regarding their other business experience during the past five years and certain other information is set forth under the caption “ELECTION OF DIRECTORS” above.  Mr. A. Jones, age 57, has been Chief Financial Officer and Treasurer of the Corporation since August 2006. From 2005 to August 2006, Mr. A. Jones served as Head of Strategic Planning for Greer’s Supermarkets; a south-Alabama based supermarket chain.  Prior to his employment by Greer’s Supermarkets, Mr. A. Jones was employed as an independent consultant.  From 2000 to 2004, Mr. A. Jones was employed by Delmas Capital, LLC of Pascagoula, Mississippi as Chief Financial Officer, Treasurer and Senior Operating Officer.

Name	Position

Robert R. Jones, III	President and Chief Executive Officer
William J. Justice	Chairman of the Board
David D. Swift	Vice Chairman of the Board
Allen O. Jones, Jr.	Chief Financial Officer and Treasurer
Tina N. Brooks	Secretary

The executive officers of the Corporation are elected annually at the organizational meeting of the Board of Directors, which follows the annual meeting of stockholders, to serve until the organizational meeting in the subsequent year.  Except as described under Agreements with Mr. R. Jones below, there are no known arrangements or understandings between any executive officers and any other person pursuant to which any of the above-named persons was selected as an officer.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Board of Directors of the Corporation has not appointed a separate committee for determination of executive compensation generally. Each non-director executive officer of the Corporation is also an officer of the Bank, and receives compensation for services to the Bank.  Executive compensation decisions made by the Bank are reviewed by the entire Board of Directors of the Corporation, with the exception of determinations made with respect to the President and Chief Executive Officer, in which he does not participate.

The Board of Directors of the Bank makes compensation determinations with respect to the employees of the Bank, including those who are executive officers of the Corporation, based on the recommendations of the Compensation Committee of the Bank’s Board of Directors (the “Compensation Committee”).  For executives other than the President and Chief Executive Officer, the Compensation Committee acts on compensation recommendations made by the President and Chief Executive Officer, with the objective of providing compensation competitive with that provided by comparable financial institutions.

Compensation Philosophy and Objectives

The Board of Directors of the Corporation believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Corporation and the Bank, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value.  The Board of Directors evaluates both performance and compensation to ensure that the Corporation maintains its ability to attract and retain superior employees in key positions and that compensation provided to the executive officers remains competitive relative to the compensation paid to similarly situated executives of the Corporation’s peer companies.  To that end, the Board of Directors believes executive compensation packages provided by the Corporation to its executive officers should include cash, and in certain circumstances stock-based compensation, that rewards performance as measured against established goals.

 In order to recruit and retain the most qualified and competent individuals as executive officers, the Corporation strives to maintain a compensation program that is competitive in the labor market.  The purpose of the Corporation’s compensation program is to reward exceptional organizational and individual performance.

The following compensation objectives are considered in setting the compensation programs for the Corporation:

•

drive and reward performance which supports the Corporation’s core values;

•

provide a percentage of total compensation that is “at-risk”, or variable, based on predetermined performance criteria;

•

encourage stock holdings to align the interests of executive officers with those of stockholders;

•

design competitive total compensation and rewards programs to enhance the Corporation’s ability to attract and retain knowledgeable and experienced executive officers; and

•

set compensation and incentive levels that reflect competitive market practices.

Compensation Components

At present, compensation for executive officers other than the President and Chief Executive Officer consists of annual base salary and annual cash bonuses determined by the Compensation Committee, primarily on the recommendation of the President and Chief Executive Officer.  Base salary is determined at hiring and is reviewed annually for increases based upon performance evaluations made by the President and Chief Executive Officer.  Annual cash bonuses are generally awarded as a percentage of base salary.  The bonus is based on the individual’s compensation, salary grade and individual performance and the performance of the Bank.

The compensation of the President and Chief Executive Officer, Mr. R. Jones, is determined by the Compensation Committee in accordance with the provisions of Mr. R. Jones’ employment agreement. See Agreements with Mr. R. Jones below. Mr. R. Jones’ compensation consists of a specified annual salary, performance-based annual cash incentive compensation, long-term incentives in the form of stock options, and other benefits. The Compensation Committee based its determination of Mr. R. Jones’compensation package as reflected in the employment agreement on the advice and recommendation of a compensation consultant specializing in the banking industry, with the intent of providing a compensation package designed to retain Mr. R. Jones’ services and motivate him to perform to the best of his abilities. Mr. R. Jones’ 2006 base salary reflects the Board’s determination of the salary level necessary to meet this objective.  As described below, long-term incentives in the form of incentive stock options were granted to Mr. R. Jones in accordance with the employment agreement as supplemented in 1999.

In addition, the Corporation maintains broad-based benefits and perquisites that are provided to all employees including health insurance, life and disability insurance, dental insurance and a 401(k) plan, including matching contributions.

Rationale for Pay Mix Decisions

To reward both short and long-term performance in the compensation program and in furtherance of the Corporation’s compensation objectives noted above, executive officer compensation philosophy includes the following principles:

(i)

Compensation should be related to performance

The Board of Directors believes that a significant portion of an executive officer’s compensation should be tied not only to individual performance, but also company performance measured against both financial and non-financial goals and objectives.  The Board of Directors also places emphasis on relative performance within its peer group as a means to ensure that the Corporation consistently delivers stockholder value.  During periods when performance meets or exceeds the established objectives, executive officers should be paid at or more than expected levels, respectively. When the Corporation’s performance does not meet key objectives, incentive award payments, if any, should be less than such levels.

(ii)

Incentive compensation should represent a portion of an executive officer’s total compensation

The Board of Directors is committed to providing competitive compensation that reflects the performance of the Corporation and of the individual officer or employee.  As a result, the Corporation is beginning the implementation of an incentive compensation plan, the purpose of which is to provide appropriate levels of financial reward for the achievement of financial measures of profitability and the creation of stockholder value.  It is contemplated that the percentage of incentive compensation to total compensation will increase over time.  See “2007 Compensation Initiatives” below.

(iii)

Compensation levels should be competitive

The Board of Directors reviews the available data to ensure that the compensation program is competitive with that provided by other comparable companies.  The Board of Directors believes that a competitive compensation program enhances the Corporation’s ability to attract and retain executive officers.

(iv)

Incentive compensation should balance short-term and long-term performance

The Board of Directors seeks to achieve a balance between encouraging strong short-term annual results and ensuring the Corporation’s long-term viability and success. To reinforce the importance of balancing these perspectives, executive officers will be provided both short- and long-term incentives.  The Corporation provides executive officers and many employees with the means to become stockholders of the Corporation or to share accretion in value with stockholders. These opportunities include stock option grants, the employee stock purchase plan and, if the 2007 Plan is approved by stockholders, restricted stock, stock appreciation rights and performance units.  See “2007 Equity Incentive Plan” below.

1998 Stock Option Plan

Certain grants of stock options to executive officers, directors and employees have been made under the Corporation’s 1998 Stock Option Plan (the “1998 Plan”).  Generally, at the beginning of each year, the Board of Directors makes determinations of whether to grant stock options to executive officers and employees.  Non-employee directors are generally granted stock options upon their election to the Board of Directors.  The Corporation believes that grants of stock options serve as effective long-term incentives for executive officers that encourage them to remain with the Corporation and continue to excel in their performance.

If the stockholders of the Corporation approve the 2007 Plan at the annual meeting, it is the intent of the Board that no further grants will be made under the 1998 Plan.

1999 Employee Stock Purchase Plan

The purpose of the Corporation’s 1999 Employee Stock Purchase Plan is to encourage and enable eligible employees to purchase Corporation stock at a discounted rate, thereby keeping the employees’ interests aligned with the interests of the stockholders.  Executive officers may participate in this plan on the same basis as all other eligible employees.

Eligible employees may purchase such number of whole shares as may be purchased at the price specified by the Board of Directors for such offering for the lesser of (a) $2,000 or (b) an amount equal to five percent (5%) of the annual basic or regular compensation of such employee in effect at the commencement of the offer period for such offering, excluding overtime, bonuses, incentive compensation and contributions made to any employee benefit plan maintained by the Corporation or any of it affiliates.

Termination-Based Compensation

Severance.   With the exception of the President and Chief Executive Officer, Mr. R. Jones, upon termination of employment, none of the Corporation’s employees are entitled to receive severance payments.  For termination based payments applicable to Mr. R. Jones, please see “Agreements with Mr. R. Jones.”

Acceleration of vesting of equity-based awards.   Certain provisions exist under the Corporation’s 1998 Stock Option Plan to allow for the acceleration of vesting equity awards in the event of a corporate transaction.  Under the 1998 Stock Option Plan, a “corporate transaction” means a liquidation or dissolution of the Corporation, a merger or consolidation of the Corporation with or into another corporation or entity, a sale of all or substantially all of the assets of the Corporation, a purchase of more than 50 percent of the outstanding capital stock of the Corporation in a single transaction or a series of related transactions by one “person” (as that term is used in Section 13(d) of the Exchange Act) or more than one person acting in concert, or any other “Change of Control” of the Corporation; a “Change of Control” being deemed to have occurred if any person becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 30 percent or more of the combined voting power of the Corporation’s then outstanding securities or if a majority of the Board of Directors is comprised of persons other than present directors of the Corporation or persons directly or indirectly nominated by such present directors.

Measurements Used in Determining Compensation

For 2006 compensation determinations for all executive officers other than the President and Chief Executive Officer, the Compensation Committee and Board of Directors, working with the President and Chief Executive Officer, relied on performance measurements generally established by the Corporation and the Bank for defining executive officer incentive compensation. These measurements (the “Performance Measurements”) included, among others, earnings, loan growth, efficiency and asset quality.

Each of the Performance Measurements was weighed at varying levels.  The application of the Performance Measurements varied depending on the different markets in which the Corporation’s banking subsidiary operates and the business cycles affecting each market.

As discussed in “Agreements with Mr. R. Jones” the Corporation has entered into certain compensation agreements with Mr. R. Jones.  Mr. R. Jones’ compensation is governed largely by these agreements with the Corporation. Under that Agreement, Mr. R. Jones earned a salary of $220,000.04 and a bonus of $106,401.58 for 2006.

2007 Compensation Initiatives

During 2006, the Bank engaged Clark Consulting (“Clark”) to assist in the design of new short-term incentive and long-term equity plans.  Although the Bank has an existing bonus plan and the Corporation has an existing stock option plan, the Bank requested that Clark propose new plans that are more structured, market competitive and performance driven in order for the Bank and the Corporation to continue to attract top talent while at the same time retaining their current executives and other key employees.  Prior to formulating a recommendation, Clark reviewed the Bank’s current bonus practices, interviewed selected officers of the Bank, and performed market research.

Clark recommended a cash incentive plan that provided an incentive award range to allow for variable payouts when performance met certain thresholds (minimum performance) or exceeded expectations (maximum performance) as compared to targeted goals.  These targeted goals incorporated both overall Bank components as well as individual/department components.

Clark also recommended expanding the Corporation’s current stock option plan to incorporate more types of equity instruments that would better mirror market competition.  The additional award types included restricted stock, stock appreciation rights (settled in cash or stock), performance units and phantom stock.  In addition, Clark provided sample scenarios that assessed the accounting impact to the Bank and the benefits to the employee for each of the additional types of equity recommended.

It is anticipated that the Bank will begin implementation of the incentive plan in 2007 and, subject to stockholder approval, make awards under the 2007 Equity Incentive Plan beginning in 2007.

2007 Equity Incentive Plan

As this Proxy Statement indicates, the Corporation is asking stockholders to approve a new plan, the 2007 Equity Incentive Plan (the “2007 Plan”). On March 20, 2007, the Board of Directors adopted the 2007 Plan, subject to stockholder approval. The 2007 Plan provides for the grant of future equity and cash based awards to officers, directors and employees of the Corporation. While the Corporation’s existing equity-based compensation plan, the 1998 Stock Option Plan, only authorizes the grant of stock options, if the 2007 Plan is approved by stockholders, awards may consist of stock options, stock appreciation rights, restricted stock awards, performance units, or any combination thereof.

One purpose of the 2007 Plan is to further the growth in earnings and market appreciation of the Corporation by providing long-term incentives to officers, directors and employees of the Corporation. The Corporation intends that the long-term incentives provided by the 2007 Plan will help the Corporation recruit, retain and motivate its officers, directors and employees.

As of the date hereof, no awards have been made under the 2007 Plan although the Board of Directors may make awards prior to stockholder approval of the 2007 Plan. Any such awards would be contingent upon stockholder approval being obtained. The approval of the 2007 Plan is the subject of Proposal 2 in this Proxy Statement.

COMPENSATION COMMITTEE REPORT*

The Board of Directors of the Corporation has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis,” and based on such review and discussion, the Board of Directors recommends that the “Compensation Discussion and Analysis” be included in this Proxy Statement for filing with the Securities and Exchange Commission.

*

The Board of Directors has not appointed a separate compensation committee and this report is submitted by the entire Board of Directors.

By the Board of Directors,

Michael R. Andreoli

Dale M. Ash

L. Walter Crim

Robert R. Jones, III

William J. Justice

David D. Swift

J. Wayne Trawick

DIRECTOR COMPENSATION

No fees are paid to directors of the Corporation for their services as such.  Since all of the Corporation’s directors also serve as directors of United Bank, they are primarily compensated for their services to United Bank.  See “EXECUTIVE COMPENSATION” below for information regarding compensation paid to executive officers of the Corporation.

During 2006, all current directors of the Corporation and nominees for election as directors also served as directors of United Bank. Each director of United Bank received a standard annual fee for such service of $3,500 ($4,700 for United Bank Board Chairman David D. Swift); $100 for each Board Meeting of United Bank attended; and $50 for each additional committee meeting attended, with a maximum of $50 per day for additional meetings.  In 2006, United Bank’s Board of Directors held a total of 15 meetings.

In connection with the Corporation’s adoption of the Stock Option Plan in 1998, each director of the Corporation was granted nonstatutory stock options to purchase 4,000 shares of Class A Stock at an exercise price of $8 per share (the number of shares and exercise price having been adjusted in accordance with the Stock Option Plan to account for the 2-for-1 splits of Class A Stock in May 1999 and June 2004), with two-fifths of such options being immediately exercisable and additional one-fifth increments becoming exercisable in December of 1999 through 2001, respectively.

In connection with her election to the Board of the Corporation in December 2002, Mrs. Ash was granted nonstatutory stock options to purchase 2,000 shares of Class A Stock at an exercise price of $15.75 per share (taking into account the June 2004 split), with one-fifth of such options being immediately exercisable and additional one-fifth increments becoming exercisable in December of 2003 through 2006, respectively.

In connection with his election to the Board of the Bank in May 2002, Mr. Andreoli was granted nonstatutory stock options to purchase 2,000 shares of Class A Stock at an exercise price of $15.65 per share (taking into account the June 2004 split), with one-fifth of such options being immediately exercisable and additional one-fifth increments becoming exercisable in May of 2003 through 2006, respectively. In connection with his subsequent election to the Board of the Corporation in May 2004, Mr. Andreoli was granted nonstatutory stock options to purchase an additional 2,000 shares of Class A Stock at an exercise price of $16.00 per share, with two-fifths of such options being immediately exercisable and additional one-fifth increments becoming exercisable in May of 2006 through 2008, respectively.

In connection with his election to the Board of the Bank in 2001, Mr. Trawick was granted nonstatutory stock options to purchase 2,000 shares of Class A Stock at an exercise price of $8.00 per share (taking into account the May 1999 and June 2004 stock splits), with two-fifths of such options being immediately exercisable and additional one-fifth increments becoming exercisable in December of 1999 through 2001, respectively. In connection with his subsequent election to the Board of the Corporation in May 2006, Mr. Trawick was granted nonstatutory stock options to purchase an additional 2,000 shares of Class A Stock at an exercise price of $16.00 per share, with one-fifth of such options being immediately exercisable and additional one-fifth increments becoming exercisable in June of 2007 through 2010, respectively.

Director Compensation

The following table shows all non-employee director compensation paid for 2006:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)

Michael R. Andreoli	7,567	32,000(2)	750	40,317
Dale M. Ash	7,267	0(3)	750	8,017
L. Walter Crim	7,386	0(4)	750	8,136
H. Leon Esneul (5)	1,950	0(6)	750	2,700
William J. Justice	7,567	0(7)	750	8,317
David D. Swift	7,967	0(8)	750	8,717
J. Wayne Trawick	6,767	32,000(9)	750	39,517

(1)

$750.00 paid on long-term disability insurance policy for each Director.

(2)

At December 31, 2006, Mr. Andreoli held options to purchase 2,800 shares of common stock.

(3)

At December 31, 2006, Mrs. Ash held options to purchase 2,000 shares of common stock.

(4)

At December 31, 2006, Mr. Crim held no options to purchase shares of common stock.

(5)

Mr. Esneul retired from the Board of Directors at the 2006 annual meeting.

(6)

At December 31, 2006, Mr. Esneul held no options to purchase shares of common stock.

(7)

At December 31, 2006, Mr. Justice held no options to purchase shares of common stock.

(8)

At December 31, 2006, Mr. Swift held no options to purchase shares of common stock.

(9)

At December 31, 2006, Mr. Trawick held options to purchase 3,200 shares of common stock.

EXECUTIVE COMPENSATION

Officers of the Corporation, and directors who also serve as directors or officers of United Bank, are remunerated by United Bank. The following Summary Compensation Table sets forth certain information concerning compensation paid to the Corporation’s (1) President and Chief Executive Officer, (2) Chief Financial Officer and Treasurer since his employment by the Corporation in August 2006 and (3) the other executive officer who received total compensation exceeding $100,000, during the year ended December 31, 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary $	Bonus $	All Other Compen- sation ($)	Total $

Robert R. Jones, III President and Chief Executive Officer of the Corporation President and Chief Executive Officer of the Bank	2006	220,000	106,402(1)	125,329(2)	451,731

Allen O. Jones, Jr. Chief Financial Officer and Treasurer of the Corporation Chief Financial Officer of the Bank	2006	57,308	1,485	58,793

Jamie M. Lipham(3) Vice President of the Corporation Executive Vice President of the Bank	2006	105,017	25,947	2,930(4)	133,895

(1)

Includes amounts paid under the Agreement described in “Agreements with Mr. R. Jones” and amounts paid under the Bank’s bonus program.

(2)

Includes $27,082 paid on a life insurance contract owned by Mr. R. Jones and related tax benefits pursuant to the 2001 Agreement described below; $608 premium reimbursed by United Bank on a long-term disability insurance policy for Mr. R. Jones; $11,190 contributed by United Bank for the account of Mr. R. Jones pursuant to United Bank’s 401(k) Employee Incentive Savings Plan (the “401(k) Plan”); $6,867 in fees for attendance at meetings of United Bank’s Board of Directors; $77,382 accrued in 2006 to provide for certain post-employment benefits pursuant to the 2001 Agreement described below; and $2,200 in profit-sharing payments made in 2006 for services in 2005.

(3)

Mr. Lipham resigned as an officer of the Corporation and the Bank effective September 28, 2006.

(4)

Contributed by United Bank for the account of Mr. Lipham pursuant to the 401(k) Plan.

Agreements with Mr. R. Jones.   The Bank and Mr. R. Jones entered into an Executive Compensation Agreement as of May 28, 1993 (the “1993 Agreement”) which provided for certain deferred compensation benefits. The 1993 Agreement was replaced in 2001 by the Supplemental Compensation and Amendment Agreement (the “2001 Agreement”) discussed below, with amounts payable thereunder for 2006 being described under “All Other Compensation” in the Summary Compensation Table above.

Following discussions in the latter part of 1997, the Bank entered into an Employee Agreement with Mr. R. Jones dated as of January 1, 1998 (the “Agreement”). Pursuant to the Agreement, Mr. R. Jones has agreed to provide full-time professional services to the Bank in the capacity of President and Chief Executive Officer of the Bank, to the exclusion of other businesses or activities. The Agreement was for an initial term from January 1, 1998 through December 31, 2001, and unless terminated will automatically renew on January 1 of each year for a three-year term. The Agreement provides for a specified annual salary, together with performance-based cash incentive compensation (“Bonus”) determined by the Board of the Bank at the time of its annual review of Mr. R. Jones’ performance. The Bonus under the Agreement is calculated as a percentage of Mr. R. Jones’ salary, ranging from zero to 45%, based on attainment of certain net income levels by the Bank. Salary and Bonus paid to Mr. R. Jones for 2006 are reflected in the Summary Compensation Table above. The Agreement specifies that Bonus awards are intended to eventually be governed by an Executive Incentive Compensation Plan applicable to certain officers of the Bank generally, as well as to the President and Chief Executive Officer of the Bank. The Agreement also provides for Mr. R. Jones to receive long-term incentives at the discretion of the Board; benefits provided to employees of the Bank generally; reimbursement of reasonable and customary business expenses incurred by him in connection with the performance of his duties; payment or reimbursement of certain fees for professional and other organizations in the Bank’s market area; an automobile allowance; and vacation time.  As amended by the 2001 Agreement, the Agreement also provides for supplemental compensation to be paid by the Bank to Mr. R. Jones upon retirement and in certain other circumstances as set forth in the 2001 Agreement.

The Agreement also provides generally that, in the event of Mr. R. Jones’ death, the Bank will pay to his estate one quarter of his then-current annual salary plus a prorata portion of the Bonus otherwise payable to him, provided that in the event the Bank purchases life insurance with benefits payable to Mr. R. Jones’ beneficiary or estate equal to or in excess of the amounts payable in the event of death, no additional payments will be required; that, in the event of his disability, the Bank will pay his salary and a prorata portion of Bonus until the earlier of twelve months after the date of disability or such time as disability benefits commence under a Bank-provided disability insurance policy; and that the Bank will pay Mr. R. Jones an amount equal to monthly salary, benefits and prorata Bonus for twelve months after termination of his employment if such termination is not for cause or a result of material change in Mr. R. Jones’ duties and responsibilities.

Applying the assumption that each of the foregoing triggering events under the Agreement occurred on December 31, 2006, in the event of Mr. R. Jones’ death, the payment due to Mr. R. Jones’ beneficiary or estate would be equal to approximately $161,402, payable in a lump sum within 90 days after the date of death or in 12 equal monthly installments with interest at the Bank’s prime rate; in the event of Mr. R. Jones’ disability, the payment due to Mr. R. Jones would be equal to approximately $326,402 (assuming no disability benefits commence), payable in accordance with the Bank’s customary compensation payment practices over a 12 month period; and in the event of Mr. R. Jones’ termination not for cause, the payment due to him would be equal to approximately $352,861, payable in accordance with the Bank’s customary compensation payment practices over a 12 month period.

Under the Agreement, Mr. R. Jones has agreed that, during the term of his employment and for two years thereafter, he will not engage in any business similar of that of the Bank or any of its affiliates or solicit any employee of the Bank or any of its affiliates to leave their employment with the Bank.

In a Supplemental Agreement with Mr. R. Jones dated as of March 9, 1999 (the “Supplemental Agreement”), the Corporation and the Bank agreed that, subject to his continued employment by the Bank at such times, in each year beginning in 1999 and ending in 2002, the Corporation would grant an incentive stock option (“ISO”) covering 8,160 shares of stock (the number of shares having been adjusted to account for the 2-for-1 splits of Class A Stock in May 1999 and June 2004) to Mr. R. Jones, exercisable at the then-current fair market value of Class A Stock, with each such ISO being exercisable in five equal installments, the first of which vested on the date of the grant.  The last grant of options pursuant to the Supplemental Agreement was made in 2002.

The 2001 Agreement, which became effective as of January 1, 2001, provides for annual payments on a life insurance contract (“Insurance Payments”) in lieu of comparable payments previously required under the 1993 Agreement.  In addition to the benefits under the Agreement and in lieu of post-employment payments previously specified in the 1993 Agreement, the 2001 Agreement provides for a normal retirement benefit of $102,000 per year to be paid to Mr. R. Jones for 20 years if he remains employed by the Bank until normal retirement age; lump sum payment to his beneficiary in the event of his earlier death; and proration of the annual payment amount if his employment by the Bank is terminated before normal retirement age for reasons other than his death, total and permanent disability, cause, or his voluntary termination without required notice, with the prorated annual payment amount increasing by 5% annual increments from 50% of the normal retirement benefit in 2001 to 100% in 2011 and thereafter.  The 2001 Agreement also provides that if Mr. R. Jones’ employment by the Bank is terminated within 36 months after a change of control of the Corporation, as defined in the Agreement, he will receive a lump sum payment equal to (a) the discounted present value of the normal retirement benefit, plus (b) the discounted present value of the Insurance Payments for the lesser of ten years or the number of years until he would reach the age of 65.

Under the 2001 Agreement, assuming Mr. Mr. R. Jones had reached normal retirement age at December 31, 2006, he would be entitled to a normal retirement benefit of $102,000 per year for 20 years, with each annual payment made in 12 equal monthly installments, being a total benefit, without applying any discount for present value, of $2,040,000.  Assuming Mr. Jones’ early retirement at December 31, 2006, he would be entitled to an early retirement benefit of $76,500 per year, being the amount vested at December 31, 2006, for 20 years, with each annual payment paid in 12 equal monthly installments, being a total benefit of $1,530,000.  Assuming termination of employment at December 31, 2001 due to Mr. R. Jones’ disability, he would be entitled to the full benefit payable at normal retirement age.

Under the 2001 Agreement, assuming Mr. R. Jones’ death at December 31, 2006, his beneficiary or estate would be paid the normal retirement benefit, being $102,000 per year for 20 years, payable in a lump sum of $2,040,000 within 60 days after death.  In the event of Mr. R. Jones’ death during the retirement benefit period, his beneficiary or estate would be paid the normal retirement benefit, less amounts previously paid.  In the event of Mr. R. Jones’ death after termination of employment, but before commencement of any benefit payments, his beneficiary or estate would be paid the normal retirement benefit.

Under the 2001 Agreement, had there been a change of control at December 31, 2006, Mr. R. Jones would have been entitled to (a) $1,271,145, being the present value of $102,000 annually, for 20 years, at a 5% discount rate, plus (b) $209,123, being the present value of the Insurance Payments of $27,052 annually, for 10 years, at a 5% discount rate.

No payments would be due to Mr. R. Jones under the Agreement or the 2001 Agreement if he is terminated for “cause” other than unpaid salary for the period prior to the date of termination.  “Cause” is defined as any circumstances demonstrating to the Board that Mr. R. Jones has undertaken deliberate actions with the intent to cause, or with reckless disregard for the possibility of causing, substantial injury to the Bank.

Grant of Plan-Based Awards

None of the Corporation’s executive officers named in the Summary Compensation Table were granted equity-based awards during the fiscal year ended December 31, 2006.

Outstanding Equity Awards at December 31, 2006

The following table shows stock options outstanding on December 31, 2006 held by Mr. R. Jones, the only executive officer with options outstanding as of such date.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Robert R. Jones, III	8,160	-0-	11.25	12/22/2008
	8,160	-0-	12.87	12/22/2009
	8,160	-0-	15.65	12/22/2010
	8,160	-0-	16.25	12/22/2011
	8,160	-0-	16.25	12/22/2012

Option Exercises

The following table shows option exercises by Mr. Lipham, the only executive officer who exercised options during the fiscal year ended December 31, 2006.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)

Jamie M. Lipham(1)	8,000	$22,000(2)

(1)

Mr. Lipham resigned as an officer of the Corporation and the Bank effective September 28, 2006.

(2)

The calculation of the aggregate dollar value realized on exercise is based on a market price of $18.50 based on the last sale reported to the Corporation prior to exercise of the options and an exercise price of $15.75.

Pension Benefits

The Corporation does not have any qualified or non-qualified defined benefit plans.

2006 Nonqualified Deferred Compensation

The following table shows certain information relating to the 2001 Agreement described in “Agreements with Mr. R. Jones” above.

Name	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)

Robert R. Jones, III	77,382(1)	21,475(2)	435,301(3)

(1)(2)

The amounts reported consist entirely of 2006 earnings under the 2001 Agreement and are reported as compensation in the Summary Compensation Table.

(3)

The aggregate amount reported was included in compensation to Mr. R. Jones in the Summary Compensation Table for previous years.

Outstanding Options under Equity Compensation Plans

The following table sets forth certain information at December 31, 2006 with respect to the Corporation’s equity compensation plans that provide for the issuance of options, warrants or rights to purchase the Corporation’s securities.

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan (excluding securities reflected in the first column)

Equity Compensation Plans Approved by Security Holders	55,600	$14.27	170,400

Equity Compensation Plans Not Approved by Security Holders	-0-	-0-	-0-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some Corporation and United Bank directors, officers, and principal stockholders, and their associates and immediate families were customers of, or had transactions with, subsidiaries of the Corporation in the ordinary course of business during 2006. In addition, some Corporation and United Bank directors are directors, officers, trustees, or principal security holders of corporations or other organizations that were customers of, or had transactions with, the Corporation or its subsidiaries in the ordinary course of business during 2006. All outstanding loans and other transactions with the Corporation’s, and its subsidiary’s, directors, officers, and principal stockholders, and their associates and immediate families, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and when made did not involve more than the normal risk of collectibility or present other unfavorable features. In addition to banking and financial transactions, the Corporation and its subsidiaries may have had additional transactions with, or may have used products or services of, various organizations of which directors of the Corporation or its subsidiaries are directors, officers, or principal stockholders. Such transactions were on terms comparable to those which would have been recorded with unaffiliated parties, and the amounts involved in such noncredit transactions have in no case been material in relation to the business of the Corporation and its subsidiaries or to such other organizations.

AUDIT COMMITTEE REPORT

In January 2003, the Corporation established an Audit Committee of the Board of Directors of the Corporation composed of six directors. The members of the Audit Committee are Michael R. Andreoli, Dale M. Ash, L. Walter Crim, J. Wayne Trawick, William J. Justice and David D. Swift.   Although the Corporation is not subject to the listing standards of any stock exchange, including the National Association of Securities Dealers (“NASD”), SEC regulations require disclosure of whether Audit Committee members are “independent” as defined in the rules of some of those organizations.  Mrs. Ash, Mr. Crim, Mr. Trawick and Mr. Andreoli are “independent directors” as defined in NASD Rule 4200(a)(15) adopted by the NASD in December 2003, and Messrs. Justice and Swift do not meet that definition solely by virtue of their serving as officers of the Corporation, notwithstanding that none is employed by the Corporation or its subsidiaries.  Mrs. Ash and Mr. Andreoli are “audit committee financial experts” as defined in SEC regulations.

The Audit Committee is responsible for the appointment, compensation and oversight of the Corporation’s independent auditors. The Audit Committee is required to pre-approve audit and certain non-audit services performed by the independent auditors. The Committee also assists the Board in providing oversight over the integrity of the Corporation’s financial statements, the Corporation’s compliance with applicable legal and regulatory requirements and the performance of the Corporation’s internal audit function.   The Committee also meets periodically with the Corporation’s independent auditors and the Bank’s internal auditors outside of the presence of the Corporation’s management, and possesses the authority to retain professionals to assist it with meeting its responsibilities without consulting with management. The Committee is also responsible for receiving and retaining complaints and concerns relating to accounting and auditing matters. The Audit Committee met 4 times in 2006. The Audit Committee is governed by a written charter adopted by the Board of Directors in January 2003, a copy of which was attached to the Corporation’s Proxy Statement dated April 4, 2006 with respect to the 2006 Annual Meeting of Stockholders.

Management is responsible for the preparation of financial statements and the integrity of the reporting process, including the system of internal and disclosure controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The primary responsibility of the Audit Committee is to oversee the Corporation’s financial reporting process on behalf of the Board. In so doing the Audit Committee is entitled under its charter to rely on reports and other information from sources it in good faith believes to be reliable, including the Audit Committee of the Board of Directors of the Bank.

The Audit Committee has reviewed and discussed the audited financial statements of the Corporation with management; has discussed with the independent auditor of the Corporation, Mauldin and Jenkins, Certified Public Accountants, L.L.C. (“Mauldin & Jenkins”), the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); and has received the written disclosures and the letter from Mauldin & Jenkins required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Mauldin & Jenkins their independence. Based on the review and discussion described above, the Audit Committee recommended to the Board of Directors of the Corporation that the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

Michael R. Andreoli	Dale M. Ash	L. Walter Crim

J. Wayne Trawick	William J. Justice	David D. Swift

PROPOSAL 2

PROPOSAL TO APPROVE THE UNITED BANCORPORATION OF ALABAMA, INC.

2007 EQUITY INCENTIVE PLAN

On March 20, 2007, the Board of Directors adopted, subject to stockholder approval, the United Bancorporation of Alabama, Inc. 2007 Equity Incentive Plan (“2007 Plan”). A copy of the 2007 Plan, as proposed for approval, is included as Exhibit A to this proxy statement. The Board of Directors has proposed reserving 308,000 shares of the Corporation’s authorized but unissued common stock for issuance under the Plan. As of the date hereof, no award of stock options, stock appreciation rights, restricted stock or performance units have been granted under the Plan.

The purpose of the 2007 Plan is to further the growth in earnings and market appreciation of the Corporation by allowing the Corporation to provide a wide variety of long-term incentives to officers, directors and employees of the Corporation. The Corporation intends that the long-term incentives provided by the Plan will help the Corporation recruit, retain and motivate its executive officers, directors and employees. The Board of Directors believes that stock-based awards are very valuable in attracting and retaining highly qualified management personnel and in providing additional motivation to management to use their best efforts on behalf of the Corporation and its stockholders. The 2007 Plan provides for (i) the grant of future stock-based awards to officers, directors and key employees of the Corporation, and (ii) the payment of performance based compensation upon the attainment of certain performance goals to be established periodically by the Administration Committee, which consists of four or members of the Board of Directors.  Unlike the Corporation’s 1998 Stock Option Plan, which provides only for the grant of stock options, the 2007 Plan would authorize the Administration Committee to grant other forms of equity based incentive compensation, such as stock appreciation rights, restricted stock awards, performance units and supplemental cash payments.

The primary features of the 2007 Plan are summarized below. This summary is qualified in its entirety by reference to the specific provisions of the 2007 Plan, as proposed, which is attached to this Proxy Statement as Appendix A.

General Information

Eligibility.  All employees, officers, and non-employee directors of the Corporation or its subsidiaries are eligible for the grant of restricted stock, stock appreciation rights, performance units, nonqualified stock options and other stock or cash awards under the 2007 Plan.  The

Administration Committee, in its discretion, chooses participants from this group. Only employees may be granted incentive stock options.

Administration.  The Administration Committee will administer the 2007 Plan. The Administration Committee consists of four or more members of the Board of Directors who qualify both as “outside directors” within the meaning of Section 162(m) of the Code and “disinterested persons” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Types of awards.  The 2007 Plan would authorize the Administration Committee to grant to eligible participants in the 2007 Plan (i) stock options (which may be non-qualified options or incentive stock options for tax purposes), (ii) stock appreciation rights (“SARs”) (which may be issued in tandem with stock options), (iii) restricted stock awards, (iv) performance units (which may be denominated in shares of the Corporation’s common stock (the “Common Stock”), cash or a combination thereof), and (v) supplemental cash payments (collectively, “Awards”). Any of the Awards may be conditioned upon the achievement of stated performance objectives, as selected by the Administration Committee, vesting after the completion of a stated period of service with the Corporation, or both. Subject to approval of the Administration Committee, receipt of performance units or other Awards may be deferred even after vesting or satisfaction of performance objectives if an election is made by the recipient for such deferral.

Shares reserved for issuance.  The aggregate number of shares of Common Stock issued under the 2007 Plan may not exceed 308,000. Shares subject to options granted under the 2007 Plan that expire or are unexercised, or shares subject to Awards which are otherwise forfeited or canceled, will not count against this aggregate limit. For purposes of calculating the maximum number of shares that have been issued under the 2007 Plan, the exercise of SARs will be treated as the issuance of the shares of common stock to which the SARs relate. The maximum number of shares with respect to which Awards may be granted in any one year under the 2007 Plan is 47,000. The maximum amount payable to any single participant in any given year with respect to any performance units awarded shall be $1,000,000 notwithstanding the terms of such performance unit(s), irrespective of whether the performance unit is denominated or payable in Common Stock.

Term of the plan.  The effective date of the 2007 Plan, if it is approved by stockholders, will be March 20, 2007, the date it was adopted by the Board of Directors. The 2007 Plan has a ten (10) year term, but it shall continue in effect until all Awards under the plan have expired or have been satisfied by the issuance of shares of common stock or the payment of cash. No Award may be granted, however, after the expiration of the ten (10) year term of the 2007 Plan.

Amendment and Termination of the 2007 Plan.  Either the Board of Directors or the Administration Committee may amend, modify, suspend or terminate the 2007 Plan at any time; provided, however, that stockholder approval is required for any proposed amendment that would increase the maximum number of shares which may be issued under the 2007 Plan, change the class of persons eligible to receive awards; extend the period during which any award may be exercised; extend the term of the 2007 Plan; or change the minimum option price.

Stockholder approval may also be required for other amendments if required by law, including the Internal Revenue Code, state and federal securities laws, or rules promulgated thereunder. The termination or any modification, suspension or amendment of the 2007 Plan shall not adversely affect a participant’s rights under an award previously granted without the consent of such participant. The Administration Committee may amend the terms of any award previously granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant or permitted transferee without his or her consent. Similarly, no amendment, suspension or termination of the 2007 Plan may reduce or impair any of the rights or obligations under any then outstanding Award without the participant’s consent.

Awards

Stock options. The Administration Committee will be authorized to grant options to purchase Common Stock, which options may be incentive stock options within the meaning of Section 422 of the Code (except for options granted to non-employees), or non-qualified stock options. The Administration Committee will determine the terms and conditions of all option grants, subject to the specific limitations set forth in the 2007 Plan. In general, no option may be granted with an exercise price of less than the fair market value of a share of Common Stock on the date of grant (for incentive stock options, 110% of that value if the grantee beneficially owns more than 10% of such stock), the term of an option may not be longer than ten (10) years, and any option shall be subject to certain restrictions on transferability. Payment of the option price may be in cash, check or other instrument acceptable to the Administration Committee, or, in the discretion of the Administration Committee, in the form of unrestricted shares of Common Stock.

Stock appreciation rights. The Administration Committee will be authorized to grant stock appreciation rights (“SARs”) either separately or in tandem with the grant of stock options under the 2007 Plan. The exercise of SARs will entitle the holder thereof to an amount (the “appreciation”) equal to the difference between (i) the fair market value of a share of Common Stock on the date the SAR is granted and (ii) the fair market value of a share of Common Stock on the date the SAR is exercised. The appreciation will be payable in cash or Common Stock, in the discretion of the Administration Committee. The exercise of SARs granted in tandem with options will terminate those options.

Restricted stock. The Administration Committee will be authorized to award shares of restricted stock under the 2007 Plan, subject to such terms and conditions as the Administration Committee may determine. “Restricted stock” refers to shares of Common Stock that are awarded to the participant, but that are subject to a risk of forfeiture if the participant does not meet the performance or service requirements that restrict the participant’s permanent ownership of the Common Stock. The Administration Committee will have authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, the date or dates on which the restricted stock will vest and the additional performance criteria, if any, that the recipient, the business unit or the Corporation must meet for the stock to become unrestricted. The vesting of restricted stock may be conditioned upon both the completion of a specified period of service with the Corporation and the attainment of specified performance goals, if the Administration Committee so determines. The 2007 Plan will also give the Administration Committee discretion to accelerate the vesting of restricted stock on a case-by-case basis at any time, or to waive any performance-based restrictions.

Stock certificates representing the restricted stock granted to participants will be registered in the participants’ name. Shares of restricted stock may not be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the restricted stock award. If a participant terminates employment or rendering services prior to the vesting of restricted stock, or if the performance criteria have not been satisfied in accordance with the Award, the restricted stock will be forfeited. At the time restricted stock vests, a certificate for such vested shares will be delivered to the employee (or the beneficiary designated by the employee, in the event of death).

Performance units. The Administration Committee may award performance units (which may be denominated in either shares of stock or cash) under which payment may be made to the participant upon the attainment of specific performance goals. If the performance unit is denominated in shares of stock (“performance stock”), such shares may be either (i) transferred to the participant on the date of the award, subject to forfeiture if the goal is not attained or (ii) transferable to the participant only upon attainment of the relevant performance goal. If the performance unit is denominated in cash, it may be paid upon attainment of the relevant performance goal either in cash or in shares of Common Stock (based on the then-current fair market value of such stock), in the Administration Committee’s discretion.

Performance goals will be established by the Administration Committee and will relate to a specified performance period. The performance goals may be based on any business criteria deemed appropriate by the Administration Committee. Such criteria may include, but are not limited to, those listed in Section 9(c) of the 2007 Plan. These performance goals may be designed to measure corporate performance under any standards as may be determined by the Administration Committee, including the overall performance of the Corporation, any department, branch or the individual participant. Performance may be measured against the performance of the Corporation or the business unit relative to other companies or other business units within or outside the Corporation.

Performance goals may be graduated or absolute, in the Administration Committee’s discretion. The Administration Committee may establish a performance target or use a formula to determine the level of vesting. Targets or formulae may be adjusted at any time prior to payment of the performance unit to reflect changed circumstances, changes in laws, regulations or accounting procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events, subject to the limitations of Section 162(m) of the Code discussed below. The Administration Committee shall determine, in its sole discretion, the extent to which the performance targets have been attained or the effect of performance formulae, and what, if any, payment is due the participant on the performance unit.

Within the first quarter of any performance period (or such earlier or later date as may be required or permitted by Section 162(m) of the Internal Revenue Code (the “Code”)), the Administration Committee will determine whether to award any performance units for that performance period in a manner intended to result in “qualified performance-based compensation” within the meaning of Section 162(m) (a “Qualifying Performance Unit”). If the Administration Committee intends to award any Qualifying Performance Units, the relevant performance goal will be “pre-established” and “objective” within the meaning of Section 162(m), and the Administration Committee shall have no discretion to waive or alter the goal after the expiration of the earlier of: (i) the expiration of twenty-five percent of the performance period; or (ii) the date on which the outcome under the goal is substantially certain. The maximum amount payable under a performance unit will depend on the value of that performance unit (which, for cash denominated performance units, is typically a percentage of the recipient’s base salary). However, Qualifying Performance Units awarded to any single participant in any given year are subject to a maximum cash denomination of $1,000,000.

Supplemental Cash Payments. In any Award, the Administration Committee may provide for supplemental cash payments that would be payable upon the exercise of a stock option or SAR, upon payment of a performance unit or vesting of restricted stock. Supplemental cash payments may not, however, exceed the value of the Award at the time of such exercise, payment or vesting.

Deferred Compensation. A participant’s receipt of performance units or other Awards may be deferred even after vesting or satisfaction of performance objectives if permitted by the Administration Committee and an election is made by the recipient for such deferral.

Non-Employee Director Participation

Under the 2007 Plan, non-employee Directors of the Corporation and its subsidiaries are eligible to receive Awards under the Plan.

Discussion of Federal Income Tax Consequences

The following statements are based on current interpretations of existing federal income tax laws. The law is technical and complex and the statements represent only a general summary of some of the applicable provisions.

Stock options. Generally, there are no federal income tax consequences to the optionee or the Corporation upon the grant of a stock option. Upon exercise of an incentive stock option, the optionee will not recognize any income and the Corporation will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income and the Corporation will be entitled to a deduction for tax purposes in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Corporation will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Corporation, subject to the limitations of Section 162(m) of the Code. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

Stock appreciation rights. The grant of a SAR generally does not result in income to the grantee or in a deduction for the Corporation. Upon the exercise of a SAR, the grantee will recognize compensation income and the Corporation will be entitled to a deduction measured by the fair market value of the shares plus any cash received, subject to the limitations of Section 162(m) of the Code.

Restricted stock. The grant of restricted stock generally does not result in income to the grantee or in a deduction for the Corporation, assuming the shares transferred are subject to restrictions which constitute a “substantial risk of forfeiture.” If there are no such restrictions, the grantee would recognize compensation income upon receipt of the shares unless receipt of the Common Stock is deferred. Dividends paid to the grantee while the stock is subject to such restrictions would be treated as compensation income to the grantee and the Corporation would be entitled to a deduction, subject to the limitations of Section 162(m) of the Code. At the time the restrictions lapse, the grantee would recognize compensation income, and the Corporation would be entitled to a deduction measured by the fair market value of the shares at the time of lapse, subject to the limitations of Section 162(m) of the Code.

Performance units. The grant of a performance unit generally does not result in income to the grantee or in a deduction for the Corporation. Unless deferred, upon the receipt of cash or shares of common stock under a performance unit, the grantee will recognize compensation income and the Corporation will be entitled to a deduction measured by the fair market value of the shares plus any cash received, subject to the limitations of Section 162(m) of the Code.

Supplemental Cash Payments. The receipt of such payments generally would be recognized as compensation income to the grantee and the Corporation would be entitled to a corresponding deduction for such amount.

Limitations on Deductibility under Section 162(m). As indicated above, the Corporation will usually be entitled to a deduction at the time and in the amount a recipient of an award recognizes ordinary compensation income in connection therewith. However, Section 162(m) of the Code imposes a $1,000,000 limitation on the amount of annual compensation deduction allowable to a publicly held company in respect of its chief executive officer and its other four most highly paid executive officers. An exception to this limitation is provided if certain stockholder approval, non-employee director administration and other requirements are satisfied. Assuming that the Corporation’s stockholders approve the 2007 Plan, Awards may be, but are not required to be, structured in a way that is not subject to this deduction limitation.

Section 409A of the Code. It is intended that the 2007 Plan will be administered, operated and interpreted such that all Awards granted under the 2007 Plan will not be considered deferred compensation subject to Section 409A of the Code and the Administration Committee will have the discretion to modify or amend any Award if such modification or amendment is necessary to cause the Award to be exempt from Section 409A and is not materially prejudicial to the affected participant.

Change of Control

In the case of a merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the business or property of the Corporation, or liquidation or dissolution of the Corporation, or in the event of a tender offer or any other change involving a threatened change in control of the Corporation which, in the opinion of the Administration Committee, could deprive the holders of the benefits intended to be conferred by awards hereunder, the Committee may, in anticipation of any such transaction or event, make such adjustments in the terms and conditions of outstanding awards, as the Administration Committee in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of exercise terms or (ii) acceleration of the lapse of restrictions, performance objectives and other terms.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS

A VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE 2007 PLAN.

__________________________

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

The SEC requires certain information to be provided under the foregoing caption. As reported above, the Board of Directors has no compensation committee. Each member of the Board of Directors is a member of the board of directors of the Bank, and three directors of the Corporation during fiscal year 2006, Mr. Justice, Mr. Swift and Mr. Trawick are members of the Compensation Committee of the board of directors of the Bank. The Board of Directors of the Corporation includes Messrs. Jones, Justice and Swift, each of whom may be deemed to be an executive officer of the Corporation. Neither of Mr. Justice or Mr. Swift receives compensation from the Corporation for services as an officer of the Corporation, and Mr. R. Jones does not participate in the Board’s deliberations with respect to his compensation.

REPORTS UNDER SECTION 16 OF THE SECURITIES AND EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires the Corporation’s executive officers and directors, and any persons who own more than 10% of the Class A Stock, to file reports of ownership and changes in ownership with the Security and Exchange Commission (“SEC”). The Corporation believes that all requirements under Section 16(a) of the Exchange Act applicable to directors and executive officers of the Corporation were complied with by such persons during the last fiscal year. In making this disclosure, the Corporation has relied on written representations by or on behalf of its directors and executive officers and copies of reports filed.

EXPENSES OF SOLICITATION

The cost of soliciting proxies in the accompanying form will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by directors, officers, or other employees of the Corporation or its subsidiaries personally, by telephone, or by telefacsimile. The Corporation does not expect to pay any compensation for the solicitation of proxies, but will reimburse brokers, custodians, or other persons holding stock in their names or in the names of nominees, for their reasonable expenses in sending proxy materials to principals and obtaining their instructions.

STOCKHOLDER PROPOSALS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC. In order to be included in the Corporation’s proxy statement and form of proxy relating to its 2008 Annual Meeting pursuant to Rule 14a-8 promulgated by the SEC (“Rule 14a-8”), proposals from stockholders to be presented at the 2008 Annual Meeting must be received by the Secretary of the Corporation no later than December 10, 2007. The date after which notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 will be considered untimely is February 21, 2008. If notice of such a stockholder proposal is received by the Corporation after February 21, 2008, then the Corporation’s proxy for the 2008 Annual Meeting may confer discretionary authority to vote on such matter without discussion of such matter in the proxy statement for the 2008 Annual Meeting.

AUDITORS

Mauldin & Jenkins, Certified Public Accountants, L.L.C. (“Mauldin & Jenkins”), was selected as the Corporation’s auditor on July 2, 2004 and has served as such through the fiscal years ended December 31, 2006.  Mauldin & Jenkins has been selected by the Audit Committee to continue to serve in such capacity for the current fiscal year.  A representative of Mauldin & Jenkins is expected to be present at the Meeting and will have the opportunity to make a statement if he so desires. The Mauldin & Jenkins representative also is expected to be available to respond to appropriate questions.

Audit Fees.  Mauldin & Jenkins has billed the Corporation aggregate fees totaling $72,643 for fiscal year 2006, and $65,500 for fiscal year 2005, for professional services rendered for the audit of the Corporation’s annual financial statements and the reviews of the financial statements included in the Corporation’s Forms 10-Q and 10-K for 2006 and for services that are normally provided by Mauldin & Jenkins in connection with statutory and regulatory filings.

Audit-Related Fees. Mauldin & Jenkins billed the Corporation aggregate fees totaling $9,151 for fiscal year 2006, and aggregate fees totaling $7,000 for fiscal year 2005, for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements, including audit of employee benefit plan financial statements.

Tax Fees.  Crowe Chizek & Company LLC (“Crowe Chizek”) billed the Company aggregate fees totaling $30,180 for fiscal year 2006, and aggregate fees totaling $25,600 for fiscal year 2005, for professional services rendered for tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and quarterly estimates.

All Other Fees.  Crowe Chizek billed the Company aggregate fees totaling $21,329 for fiscal year 2005 for services other than those described in the three immediately preceding paragraphs. These fees were in association with Sarbanes-Oxley Act compliance and consulting for the June 30, 2005 Report of Condition (Call Report).

Audit Committee Preapproval Policies.  The Audit Committee of the Board of Directors has adopted preapproval policies and procedures with respect to engagements of Mauldin & Jenkins in accordance with the Audit Committee charter.

Independence.  The Audit Committee of the Board of Directors has considered whether the provision by Mauldin & Jenkins of the services covered by the fees other than the audit fees is compatible with maintaining Mauldin & Jenkins’ independence and believes that it is compatible.

OTHER BUSINESS

Management currently knows of no other business to be brought before the Meeting. If other business is brought properly before the Meeting, the accompanying Proxy will be voted in the discretion of the persons designated in such Proxy, unless the “Authority Withheld” box has been checked.

ANNUAL REPORT ON FORM 10-K

The Corporation will furnish to any stockholder upon written request, without charge, a copy of the Corporation’s Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the SEC. Requests for the above information should be directed to: Stockholder Relations Department, United Bancorporation of Alabama, Inc., P. O. Box 8, Atmore, Alabama 36504.

APPENDIX A

UNITED BANCORPORATION OF ALABAMA, INC.

2007 EQUITY INCENTIVE PLAN

Section 1.  Purpose of the Plan; Definitions. The purpose of the United Bancorporation of Alabama, Inc. 2007 Equity Incentive Plan (the “Plan”) is to further the growth in earnings and market appreciation of United Bancorporation of Alabama, Inc. (the “Corporation”) by providing long-term incentives to those officers and employees of the Corporation and its Affiliates (as hereinafter defined) who make substantial contributions to the Corporation, and to members of the Board of Directors of the Corporation and its Affiliates who are not also employees of the Corporation (the “Non-Employee Directors”). The Corporation intends that the long-term incentives provided by the Plan will facilitate securing, retaining and motivating officers, employees and Non-Employee Directors of the Corporation.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Act” means the Securities Exchange Act of 1934, as amended.

(b)

“Affiliate” means (i) the Corporation’s wholly and majority owned subsidiaries, including but not limited to United Bank, (ii) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Corporation and (iii) any entity in which the Corporation has a significant equity interest, as determined by the Committee.

(c)

“Award” means any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Unit, supplemental cash payment or other award granted under the Plan.

(d)

“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(e)

“Board” means the Board of Directors of the Corporation.

(f)

“Cause” means, unless otherwise determined by the Committee and reflected in the applicable Award Agreement, the Committee’s determination that any one or more of the following has occurred: (i) the willful and continued failure by a Participant to substantially perform his or her duties (other than any such failure resulting from the Participant’s Disability, death or Retirement), after a written demand for substantial performance is delivered by the Committee to the Participant that specifically identifies the manner in which the Committee believes that the Participant has not substantially performed his or her duties, and the Participant has failed to remedy the situation within thirty (30) calendar days of receiving such notice or (ii) a Participant’s conviction for committing an act of fraud, embezzlement, theft or another act constituting a felony or a crime involving moral turpitude or (iii) substantial dependence or addiction to any drug illegally taken or to alcohol that is in either event materially and demonstrably injurious to the Corporation or (iv) the engaging by a Participant in gross misconduct materially and demonstrably injurious to the Corporation. No act or failure to act on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Corporation.

Cause shall be determined by the Committee in its sole discretion pursuant to the exercise of good faith and reasonable judgment.

(g)

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

(h)

“Commission” means the Securities and Exchange Commission.

(i)

“Committee” means the Administration Committee of the Board.

(j)

“Common Stock” means the Class A common stock, par value $.01 per share, of the Corporation.

(k)

“Disability” means total and permanent disability as determined under the Corporation’s long-term disability plan, irrespective of whether the Participant is covered by that plan.

(l)

“Disinterested Person” means an individual who qualifies as both a “non-employee director” (as defined in Rule 16b-3(b)(3) as promulgated by the Commission under the Act, or any successor definition adopted by the Commission) and an “outside director” as defined in Section 162(m) of the Code and the regulations promulgated thereunder, or any successor definition thereto).

(m)

“Early Retirement” means retirement from active employment with the Corporation or its Affiliates prior to the date that the Participant reaches the age established by the Corporation generally for retirement of Corporation employees which retirement is treated as a retirement by the Corporation, in its sole discretion.

(n)

“Eligible Person” means any Employee or director (including any Non-Employee Director) of the Corporation or any Affiliate whom the Committee determines, in its discretion, to be an Eligible Person, based on the Committee’s assessment that such person’s decisions, actions and/or counsel could significantly affect the performance of the Corporation and its Affiliates.

(o)

“Employee” means any employee of the Corporation or its Affiliates, including officers of the Corporation or its Affiliates. Non-Employee Directors shall not be considered Employees for purposes of the Plan.

(p)

“Fair Market Value” of Common Stock or other securities of the Corporation shall be determined as follows:

(i)

If the Common Stock is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(ii)

In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Committee, with reference to the Corporation’s net worth, prospective earning power, dividend paying capacity, and other relevant factors, including the goodwill of the Corporation, the economic outlook in the Corporation’s industry, the Corporation’s position in the industry, the Corporation’s management, and the values of stock of other corporations in the same or a similar line of business, and may specifically take into account information available to the Corporation as to recent transaction prices for Common Stock and information provided through independent valuations.

(q)

“Incentive Stock Option” means any Stock Option intended to be and designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code.

(r)

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(s)

“Normal Retirement” means retirement from active employment with the Corporation or its Affiliates on or after the date on which the Participant reaches the age of 65 or the normal age recommended for full Social Security Benefits.

(t)

“Participant” means an Eligible Person granted an Award under the Plan.

(u)

“Performance Units” means an Award granted to a Participant pursuant to Section 9 hereof contingent upon achieving certain performance targets.

(v)

“Person” means any individual, Corporation, partnership, association or trust.

(w)

“Restricted Stock” means an Award of shares of Common Stock granted to a Participant pursuant to and subject to the restrictions set forth in Section 10 hereof.

(x)

“Retirement” means Early Retirement and Normal Retirement.

(y)

“Stock Appreciation Right” means a right granted under Section 8 hereof, which entitles the holder to receive cash or Common Stock in an amount equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) a specified price.

(z)

“Stock Option” means any option to purchase shares of Common Stock granted pursuant to Section 7 hereof.

(aa)

“Ten Percent Stockholder” means a Person who owns (after taking into account the attribution rules of Section 424(d) of the Code or any successor provision of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

Section 2.  Administration.

(a)

The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of four or more members of the Board who are Disinterested Persons. The Committee shall have full and final authority in its discretion (i) to interpret the provisions of the Plan (and any Award Agreement and any other agreement or instrument relating to the Plan) and to decide all questions of fact arising in its application, (ii) to designate Participants, (iii) to determine the Participants to whom Awards shall be made under the Plan, (iv) to determine the type of Award to be made and the amount, size, terms and conditions of each such Award, (v) to determine and establish additional conditions to any Award not inconsistent with the Plan, including, without limitation, with respect to repurchase rights, agreements relating to employment or other matters, (vi) to determine and establish additional terms and conditions not inconsistent with the Plan for any Award Agreements entered into with Participants in connection with the Plan, (viii) to determine the time when Awards will be granted and when rights may be exercised, which may be after termination of employment, (ix) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable and (x) to make all other determinations necessary or advisable for the administration of the Plan.

(b)

A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive; provided, however, that any such decision made or action taken by the Committee may be reviewed by the Board, in which event the determination of the Board shall be final and conclusive. This provision shall not be construed to grant to any Person any right to review by the Board of any decision made or action taken by the Committee.

(c)

Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and advancement of expenses by the Corporation in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by the Corporation’s Certificate of Incorporation and Bylaws and as may be otherwise required by law and under any directors’ and officers’ liability insurance that may be in effect from time to time, or as a majority of the Board then in office may determine from time to time, as evidenced by a written resolution thereof. In addition, no member of the Committee and no Employee shall be liable for any act, or failure to act hereunder, by any other member or other Employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or for any act or failure to act by such member or Employee, in all events except in circumstances involving such member’s or Employee’s bad faith, gross negligence, intentional fraud or violation of a statute.

(d)

In addition to the Board’s delegation of authority to administer the Plan generally to the Committee, the Board also delegates to the President, so long as he or she is a member of the Board, the authority to allocate Awards among individual Participants in those instances where the Committee has granted Awards, in the aggregate, to a group or class of Participants and has authorized the President to make such allocations so long as (i) the Participants are not officers or directors of the Corporation and (ii) such delegation is not limited by applicable Delaware corporate law, compliance with SEC Rule 16b-3, Section 162(m) of the Code, or other similar requirements.

Section 3. Eligibility; Participants. Any Eligible Person may be designated a Participant by the Committee. Incentive Stock Options may only be granted to full or part-time Employees (which term as used herein includes, without limitation, officers and directors who are also Employees). Incentive Stock Options may not be granted to an Employee of an Affiliate unless such Affiliate is also a “subsidiary Corporation” of the Corporation within the meaning of Section 424(f) of the Code or any successor provision.

Section 4. Awards Under the Plan. Awards under the Plan may be in the form of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Performance Units, Restricted Stock, supplemental cash payments and such other forms as the Committee in its discretion deems appropriate, including any combination of the above. No fractional shares shall be issued under the Plan.

Section 5.  Shares Subject to Plan.

(a)

The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 308,000. Such shares may consist of, in whole or in part, authorized and unissued shares or shares previously issued that have been repurchased by the Corporation. Except as otherwise provided herein, any shares subject to a Stock Option or right that for any reason expires or terminates unexercised as to such shares and any shares of Restricted Stock which are forfeited by a Participant or otherwise reacquired by the Corporation shall again be available for award under the Plan.

(b)

The maximum number of shares of Common Stock subject to Awards that may be granted under the Plan in any one year is 47,000 (subject to appropriate adjustments to reflect changes in the capitalization of the Corporation).

(c)

In the event of any change in the outstanding number of shares of Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or otherwise, the Committee shall adjust the number of shares of Common Stock which may be issued under the Plan and the Committee shall provide for an equitable adjustment of any shares issuable pursuant to Awards outstanding under the Plan.

Section 6. Effective Date. The Plan has been adopted by the Board subject to the approval of the stockholders of the Corporation. If the Plan is approved by the stockholders of the Corporation, the effective date of the Plan will be March 20, 2007, the date it was adopted by the Board. If any Awards are granted under the Plan before the date of such stockholder approval, such Awards automatically shall be granted subject to such approval.

Section 7.  Stock Options. Stock Options may be granted either alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Options need not be the same with respect to each Participant. Each Stock Option shall be evidenced by an Award Agreement in a form that is not inconsistent with the Plan and that the Committee may from time to time approve. Such Award Agreement shall specify, among other things, the type of Stock Option granted, the option price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains and the schedule on which such Stock Option becomes exercisable.

Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options.

The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options to any Employee and to grant to any Eligible Person Nonqualified Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event a Participant voluntarily disqualifies a Stock Option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Corporation which result from such disqualification.

Stock Options granted under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, which additional terms and conditions shall be reflected in the applicable Award Agreement:

(a)

Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than the Fair Market Value of the Common Stock on the date of the grant of the Stock Option; provided, however, if the Stock Option is an Incentive Stock Option granted to a Ten Percent Stockholder, the option price for each share of Common Stock subject to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date such Incentive Stock Option is granted. Notwithstanding the foregoing and except as permitted by the provisions of Sections 5(c) and 13 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Stock Options to reduce the option price per share subject to such Stock Option or (ii) cancel such Stock Options and grant substitute Stock Options with a lower price per share than the cancelled Stock Options. If and to the extent that a Stock Option by its terms purports to be granted at a price lower than that permitted by the Plan, such Stock Option shall be deemed for all purposes to have been granted at the lowest price that would in fact have been permitted by the Plan at the time of grant.

(b)

Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date such Incentive Stock Option is granted; provided, however, that if a Stock Option is an Incentive Stock Option granted to a Ten Percent Stockholder, such Incentive Stock Option shall not be exercisable more than five (5) years after the date such Incentive Stock Option is granted.

(c)

Exercisability and Vesting. Subject to Section 7(g) hereof with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If any Stock Option is exercisable only in installments, the Committee, in its discretion, may waive such installment exercise provisions at any time, in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion. If and to the extent that any Stock Option has become exercisable, it shall be deemed to be vested and fully exercisable until such time as it expires in accordance with its terms or terminates pursuant to any provision of the Plan.

(d)

Method of Exercise. Stock Options may be exercised in whole or in part at any time after vesting and before expiration or termination (the “Option Period”) by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check payable to the Corporation or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after the time of grant, payment in full or in part may also be made in the form of unrestricted Common Stock owned by the Participant (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised, as determined by the Committee) or such other form of payment as may be deemed acceptable by the Committee. No shares of Common Stock resulting from the exercise of a Stock Option shall be issued until full payment therefor has been made.

(e)

Voluntary Termination and Termination by the Corporation for Cause. Unless otherwise determined by the Committee and reflected in the applicable Award Agreement, an employment contract or other applicable agreement between the Participant and the Corporation or an Affiliate, a Participant granted a Stock Option who voluntarily terminates employment, other than by reason of Retirement, or whose employment is terminated involuntarily for Cause, will forfeit all rights under such Stock Option at the time of such termination.

(f)

Termination for Any Reason Other Than Cause and Voluntary Termination. The rights of any Participant granted a Stock Option, whose employment is terminated for any reason other than as set forth in subsection (e), above shall be exercisable for a period of ninety (90) days after such termination unless the Committee determines, in its discretion, to shorten or extend such period, as reflected in the applicable Award Agreement or another agreement between the Participant and the Corporation or an Affiliate.

(g)

Limit on Value of Incentive Stock Option First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan (and/or any other stock option plans of the Corporation or any Affiliate) shall not exceed $100,000.

Section 8. Stock Appreciation Rights. Each Stock Appreciation Right shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, which additional terms and conditions shall be reflected in the applicable Award Agreement:

(a)

Award. A Stock Appreciation Right shall entitle the Participant to receive upon exercise the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) a specified price which shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time the Stock Appreciation Right was granted, or, if granted in connection with a previously issued Stock Option, not less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Stock Option was granted. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Option (including, in addition to Stock Options granted under the Plan, stock options granted under other plans of the Corporation), or not in connection with a Stock Option.

(b)

Term. Stock Appreciation Rights shall be granted for a period of not more than ten (10) years, and shall be exercisable in whole or in part at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee.

(c)

Payment. Upon exercise of a Stock Appreciation Right, payment shall be made in the form of Common Stock (at the Fair Market Value on the date of exercise), in cash, or in a combination thereof, as the Committee may determine.

(d)

Effect on Shares. The exercise of a Stock Appreciation Right shall be treated as the issuance of a share of Common Stock for purposes of calculating the maximum number of shares that have been issued under the Plan.

(e)

Stock Appreciation Right Granted with Incentive Stock Option. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

(f)

Voluntary Termination and Termination by the Corporation for Cause. Unless otherwise determined by the Committee and reflected in the applicable Award Agreement, an employment contract or other applicable agreement between the Participant and the Corporation or an Affiliate, a Participant granted a Stock Appreciation Right who voluntarily terminates employment, other than by reason of Retirement, or whose employment is terminated involuntarily for Cause, will forfeit all rights under such Stock Appreciation Right at the time of such termination.

(g)

Termination for Any Reason Other Than Cause and Voluntary Termination. The rights of any Participant granted a Stock Appreciation Right, whose employment is terminated for any reason other than as set forth in subsection (f), above shall be exercisable for a period of ninety (90) days after such termination unless the Committee determines, in its discretion, to shorten or extend such period, as reflected in the applicable Award Agreement or another agreement between the Participant and the Corporation or an Affiliate.

Section 9. Performance Units. The Committee may grant Performance Units (which may be denominated in either shares of Common Stock or cash) under which payment may be made to the Participant upon the attainment of specific performance goals. If the Performance Unit is denominated in shares of Common Stock, such shares may be either (i) transferred to the Participant on the date of the Award (in the form of Restricted Stock in accordance with Section 10 below), subject to forfeiture if the goal is not attained or (ii) transferable to the Participant only upon attainment of the relevant performance goal. If the Performance Unit is denominated in cash, it may be paid upon attainment of the relevant performance goal either in cash or in shares of Common Stock (based on the then current fair market value of such Common Stock), as determined by the Committee, in its sole discretion. Each Performance Unit shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. Performance Units granted under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, which additional terms and conditions shall be reflected in the applicable Award Agreement:

(a)

Performance Period. The performance period for a Performance Unit shall be established by the Committee and shall be not more than ten (10) years.

(b)

Valuation of Units. A value for each Performance Unit shall be established by the Committee, together with principal, minimum and any interim performance targets to be achieved with respect to the Performance Unit during the performance period. The Participant shall be entitled to receive one hundred percent (100%) of the value of the Performance Unit if the principal target is achieved during the performance period, but shall be entitled to receive no value for such Performance Unit if the minimum target is not achieved during the performance period. The Participant shall be entitled to receive one or more stated portions of the value of the Performance Unit for specified interim performance targets during the performance period that meets or exceeds the minimum target but fails to meet the principal target.

(c)

Performance Goals. The Committee may establish performance goals based on any business criteria deemed appropriate by the Committee including but not limited to: (i) net earnings; (ii) earnings per share; (iii) net deposit or loan growth; (iv) net income (before or after taxes); (v) net operating profit; (vi) return measures (including return on assets, capital (including tangible or intangible), equity or sales; (vii) cash flow (including operating cash flow and free cash flow); (viii) cash flow return on investments; (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) internal rate of return or increase in net present value; (xi) gross margins; (xii) operating margin; (xiii) share price (including growth measures and total stockholder return); (xiv) expense targets; (xv) working capital targets including targets relating to loan growth, collections, charge-offs, and tier 1 and tier 2 capital measures; (xvi) planning accuracy (as measured by comparing planned results to actual results); (xvii) key operational measures (including delivery performance, quality measurements, employee metrics and market share expansion); and (xviii) ratios, such as earnings to stockholders’ equity, earnings to total capital, capital to assets, or operating expenses to total revenue.

These performance goals may be designed to measure corporate performance under any standards as may be determined by the Committee, including the absolute performance of the Corporation or its Affiliates relative to prior periods, the performance of the Corporation or its Affiliates relative to other companies or the performance of the departments or divisions of the Corporation or its Affiliates with respect to which the recipient has supervisory responsibility. Multiple performance goals may be established and may have the same or different weighting.

(d)

Adjustments. At any time prior to payment of the Performance Units, the Committee may adjust previously established performance goals and other terms and conditions to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events, subject to the limitations of Section 162(m) of the Code and the regulations promulgated thereunder with respect to those Performance Units which are structured to qualify for an exception to the limitations on deductibility imposed by Section 162(m) of the Code and the regulations promulgated thereunder (as discussed below). If applicable tax and securities laws permit, the Committee may utilize Performance Goals not listed in Section 10(a) without obtaining stockholder approval.

(e)

Payments of Performance Units. Following the conclusion of each performance period, the Committee shall determine the extent to which performance goals have been attained for such period as well as whether the other terms and conditions established by the Committee have been met. With respect to Performance Units denominated in cash, the Committee shall determine what, if any, payment is due with respect to the Performance Units and whether such payment shall be made in cash, in Common Stock, or partially in cash and partially in Common Stock. Any payments made in Common Stock shall be calculated based on the Fair Market Value of the Common Stock on the date of payment. Payments shall be made as promptly as practicable following the end of the performance period, but no later than the date which is two and one-half (2-1/2) months following the end of the performance period. With respect to Performance Units denominated in shares of Common Stock, the Committee shall determine the extent to which either (i) shares previously transferred to the Participant on the date of the Award (in the form of Restricted Stock in accordance with Section 10 below) shall be forfeited, if the relevant performance goal is not attained or (ii) shares shall be transferred to the Participant, if the relevant performance goal is attained.

(f)

Voluntary Termination and Termination by the Corporation for Cause. Unless otherwise determined by the Committee and reflected in the applicable Award Agreement, an employment contract or other applicable agreement between the Participant and the Corporation or an Affiliate, a Participant granted a Performance Unit who voluntarily terminates employment, other than by reason of Retirement, or whose employment is terminated involuntarily for Cause, will forfeit all rights under such Performance Unit at the time of such termination.

(g)

Termination for Any Reason Other Than Cause and Voluntary Termination. The rights of any Participant granted a Performance Unit, whose employment is terminated for any reason other than as set forth in subsection (f), above shall be exercisable for a period of ninety (90) days after such termination unless the Committee determines, in its discretion, to shorten or extend such period, as reflected in the applicable Award Agreement or another agreement between the Participant and the Corporation or an Affiliate.

(h)

Section 162(m) Provisions. The Committee shall determine whether to award any Performance Units in a manner intended to result in “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder (a “Qualifying Performance Unit”). The maximum amount payable under a Performance Unit will depend on the value of the Performance Unit; provided, however, the maximum amount payable with respect to Qualifying Performance Units awarded to any single Participant in any given year shall be $1,000,000 notwithstanding the terms of such Performance Unit.

Section 10.  Restricted Stock Awards.

(a)

Administration. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid for such shares by the recipient of Restricted Stock (subject to Section 10(b) hereof), the period of time during which the transfer of such shares is restricted and all other terms and conditions of such Awards, which terms and conditions shall not be inconsistent with the terms and conditions of the Plan. The Committee may also condition the grant of Restricted Stock, and the terms and conditions applicable to such Restricted Stock, upon the attainment of specified performance goals (which grants may be structured as Performance Units or Qualifying Performance Units in accordance with Section 9 hereof), or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

(b)

Awards and Certificates. Each Award of shares of Restricted Stock shall be evidenced by an Award Agreement (a “Restricted Stock Award Agreement”) in a form that is not inconsistent with the Plan and that the Committee may from time to time approve.

(i)

Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price for such shares, if any, is required.

(ii)

A stock certificate representing shares of Restricted Stock shall be issued in the name of each Participant who is awarded Restricted Stock. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the United Bancorporation of Alabama, Inc. 2007 Equity Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and the Corporation. Copies of such Plan and Award Agreement are on file in the offices of the Corporation, [address].”

(iii)

The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c)

Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 10 shall be subject to the following restrictions and conditions:

(i)

Subject to the provisions of this Plan and the Restricted Stock Award Agreements, from the date of grant through such period as may be set by the Committee (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Restriction Period may include the performance period with respect to Performance Units denominated in shares of stock. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion; provided, however, that with respect to Restricted Stock transferred to Participants pursuant to Qualifying Performance Units prior to the expiration of the relevant performance period in accordance with Section 9 above, except as provided in Section 13, any adjustments to such awards are subject to the limitations of Section 9(d).

(ii)

Except as provided in subsection (c)(i) of this Section 10, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote and to receive any dividends. Dividends paid in stock of the Corporation or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Common Stock shall be delivered to the Participant after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

(iii)

Subject to the provisions of the Restricted Stock Award Agreement or other applicable agreement, and this Section 10, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant; provided, however, that the Participant shall be entitled to retain any shares of Restricted Stock which have been fully paid for by the Participant.

(iv)

The Committee may, in its sole discretion, waive in whole or in part any or all restrictions with respect to such Participant’s shares of Restricted Stock.

Section 11. Supplemental Cash Payments. Subject to the Committee’s discretion, Award Agreements may provide for the payment by the Corporation of a supplemental cash payment after the exercise of a Stock Option or Stock Appreciation Right, at the time of payment of a Performance Unit or at the end of the restriction period of a Restricted Stock Award. Supplemental cash payments shall be subject to such terms and conditions as shall be provided by the Committee, provided that in no event shall the amount of each payment exceed:

(a)

In the case of a Stock Option, the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the option price multiplied by the number of shares for which such Stock Option is exercised, or

(b)

In the case of a Stock Appreciation Right, Performance Unit or Restricted Stock Award, the value of the shares and other consideration issued in payment of such Award.

Section 12.  Awards to Non-Employee Directors. Awards to Non-Employee Directors shall be subject to Award Agreements with such additional provisions as the Committee may determine that are not inconsistent with the Plan.

Section 13. Sale, Merger or Change in Control. In the case of a merger or consolidation in which the Corporation is not the surviving Corporation, or a sale of all or substantially all of the business or assets of the Corporation, or liquidation or dissolution of the Corporation, or in the event of a tender offer or any other change involving a threatened change in control of the Corporation which, in the opinion of the Committee, could deprive the holders of the benefits intended to be conferred by Awards hereunder, the Committee may, in anticipation of any such transaction or event, either at the time of grant or thereafter, make such adjustments in the terms and conditions of outstanding Awards, as the Committee in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of vesting or modification of other terms of exercise, or (ii) acceleration of the lapse of restrictions and/or performance objectives or other terms.

Section 14.  General Provisions.

(a)

Governmental or Other Regulations. Each Award under the Plan shall be subject to the requirement that if, at any time, the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory authority, or (iii) an agreement by the recipient of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A Participant shall agree, as a condition of receiving any Award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Corporation is required by any applicable law, ruling or regulation.

(b)

Rights of a Stockholder. The recipient of any Award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to the recipient.

(c)

No Additional Rights. Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Corporation or its Affiliates, or affect any right which the Corporation or such Affiliates may have to terminate the employment of the Participant.

(d)

Withholding. Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock under the Plan, the Corporation shall have the right to require the recipient to remit to the Corporation, or provide indemnification satisfactory to the Corporation for, an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the issuance or delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax requirements. In the discretion of the Committee, the Corporation may allow a Participant to cause any such withholding obligation to be satisfied by electing to have the Corporation withhold shares otherwise available for delivery to the Participant; provided, however, that such shares shall have a Fair Market Value on the date the tax is to be determined in an amount equal to the minimum statutory total tax which could be imposed on the transaction.

(e)

Non-Assignability. Unless otherwise determined by the Committee and reflected in the applicable Award Agreement, no Award under the Plan shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant or by the Participant’s legal guardian. A transferee of an Award shall have only those rights that the Participant would have had had the Award not been transferred. In addition, if the Committee allows an Award to be transferable or assignable, such Award shall be subject to such additional terms and conditions as the Committee deems appropriate.

(f)

Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing set forth herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

(g)

Non-Uniform Determination. The Committee’s determinations under the Plan (including, without limitation, determinations of the Eligible Persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of Awards and the Award Agreements, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among Eligible Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Eligible Persons are similarly situated. Notwithstanding anything contained in the Plan, the Corporation may make loans to Participants in connection with Awards under the Plan or otherwise.

(h)

Amendment or Termination. The Board may amend, modify, suspend or terminate the Plan at any time; provided, however, that without stockholder approval, the Board may not increase the maximum number of shares which may be issued under the Plan (except increases pursuant to Sections 5(c) and 13 hereof), change the class of Persons eligible to receive Awards, extend the period specified in the Plan during which an Award may be exercised, extend the term of the Plan or change the minimum option price. The termination or any modification, suspension or amendment of the Plan shall not adversely affect a Participant’s rights under an Award previously granted without the consent of such Participant. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant or permitted transferee without his or her consent.

(i)

Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the sale or exercise of Awards under the Plan shall be added to the Corporation’s general funds and used for general corporate purposes.

(j)

Section 16. It is intended that the Plan and any grants made to a Person subject to Section 16 of the Act meet all of the requirements of Rule 16b-3 thereunder. If any provision of the Plan or any Award hereunder would disqualify the Plan or such Award, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed to be amended to conform to Rule 16b-3.

(k)

No Restriction on Right of Corporation to Effect Corporate Changes. Nothing in the Plan shall affect the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(l)

Award Agreement. The prospective recipient of an Award under the Plan shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the then-applicable terms and conditions.

(m)

Construction of Plan. The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all Persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware.

(n)

Duration of the Plan. The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of shares or the payment of cash, but no Award shall be granted more than ten (10) years after the effective date hereof.

(o)

Section 409A of the Code. The Plan shall be administered, operated, and interpreted such that all Awards granted hereunder are not considered deferred compensation subject to Section 409A of the Code and the Committee shall have the discretion to modify or amend any Award granted hereunder and any Award Agreement (and may do so retroactively); provided that any such modification or amendment is necessary to cause such Award to be exempt from Section 409A of the Code and is not materially prejudicial to the Corporation and the affected Participant.

(p)

Deferral of Awards. If and to the extent permitted by the Administration Committee, a Participant’s receipt of performance units, restricted stock or other Award may be deferred by the Participant even after such Award has vested and all performance criteria have been satisfied. A deferral will not be effective unless a timely election to defer receipt of the Award is made by the Participant. Such deferral may be accomplished by contributing the Award to a deferred compensation plan established by the Corporation or by any other deferral arrangements that may be approved by the Administration Committee.

(q)

Repurchase Rights. Shares of Common Stock issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions, as determined by the Administration Committee in its discretion at the time the Award is granted. The Corporation shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Corporation. Upon request by the Corporation, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Common Stock hereunder and shall promptly present to the Corporation any and all certificates representing shares of Common Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

Approved by the Board of Directors of the Corporation on March 20, 2007, subject to stockholder approval.

UNITED BANCORPORATION OF ALABAMA, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of United Bancorporation of Alabama, Inc. (the “Corporation”), Atmore, Alabama, hereby constitutes and appoints Michael R. Andreoli, Dale M. Ash, L. Walter Crim, Robert R. Jones, III, William J. Justice, David D. Swift and J. Wayne Trawick and any of them, with full power of substitution, proxies to vote the number of shares of Corporation common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the corporate offices of United Bank, 200 East Nashville Avenue, Atmore, Alabama, on May 2, 2007, at 3:00 p.m., local time, or at any adjournments thereof (the “Meeting”), upon the proposals described in the Proxy Statement and Notice of Annual Meeting of Stockholders, both dated April 6, 2007, receipt of which is hereby acknowledged, in the manner specified below.

Proposal 1.  Election as director to serve until the 2010 Annual Meeting of Stockholders and until his successor is elected and qualified:

Michael R. Andreoli and David D. Swift

☐

FOR all nominees listed (except as indicated below).

To withhold authority for any individual nominee, write that nominee’s name in the space provided________________________________________

☐

VOTE WITHHELD from all nominees.

Proposal 2.   Approval of the United Bancorporation of Alabama, Inc. 2007 Equity Incentive Plan

☐

FOR

☐

AGAINST

☐

ABSTAIN

In their sole discretion, the proxies are authorized to vote upon such other business as may come properly before the Meeting or any adjournment thereof.

☐

AUTHORIZED

☐

AUTHORITY WITHHELD

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this Proxy will be voted FOR election of the above-named nominees as directors, FOR Proposal 2, and with discretionary authority on all other matters that may come properly before the Meeting.

Please sign exactly as your name appears on your stock certificate and date.  Where shares are held jointly, each stockholder should sign.  When signing as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:_______________, 2007

____________________________________

             Month      Day

Signature of Stockholder

____________________________________

Signature of Other Stockholder

(If held jointly)

THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION’S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER(S) PRIOR TO ITS EXERCISE.